UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                             F O R M 8-K/A Number 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                December 9, 2002



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                               74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788


     The undersigned registrant hereby amends the following items, exhibits or other portions of its Current Report on Form 8-K/A Number 1 filed on December 9, 2002. The list of exhibits was incorrect.

Item 5.OTHER EVENTS

Press release dated December 9, 2002 and definitive agreements related to the sale announced in November 26, 2002 From 8-K.


The following exhibits are filed as part of this report:

NUMBER                             DOCUMENT

10.1 Purchase and Sale Agreement among Abraxas Petroleum Corporation as seller and Primewest Gas Inc. as purchasor.

10.2 Farmout Agreement between Grey Wolf Exploration Limited and Primewest Energy, Inc.

10.3 Farmout Agreement between Grey Wolf Exploration Limited and Primewest Energy, Inc.

99.1          Press Release dated December 9, 2002.


                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ABRAXAS PETROLEUM CORPORATION



                             By:      /S/Chris Williford
                                      ---------------------------
                                      Chris Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


Dated:    December 9, 2002